UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2015

Immune Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-54933	59-3226705
(State or other jurisdiction	(Commission	(IRS Employer
or incorporation)	File Number)	Identification Number)

37 North Orange Avenue, Suite 607, Orlando, Florida 32801
(Address of principal executive offices) (Zip Code)

(888) 613 - 8802
(Registrant’s telephone number, including area code)

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of a Material Definitive Agreement.

Item 5.02(b) below is hereby incorporated by reference in this Item 1.02.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On June 16, 2015, our board of directors (i) removed Mr. Seth Elliott from his positions of President and Chief Operating Officer of Immune Therapeutics, Inc., (ii) removed Mr. Vincent Butta as a member of our board of directors, and (iii) in connection with such removals, approved the termination of the Consulting Agreement between The Sevin Group, LLC and us, effective December 17, 2014 (the “Agreement”).   The Agreement, which is filed as an exhibit to our Form 10-K filed on March 31, 2015 for our fiscal year ending December 31, 2014 and is incorporated herein by reference, was terminated on June 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immune Therapeutics, Inc.

By:	/s/ Noreen Griffin
Noreen Griffin, Chief Executive Officer

Date:  June 22, 2015